Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

Polen U.S. SMID Cap Growth ETF

Supplement dated January 9, 2026 to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) of Polen U.S. SMID Cap Growth ETF (the “Fund”) dated October 14, 2025

Change to the Fund’s Name

Effective January 9, 2026, the Fund’s name was changed from “Polen U.S. SMID Cap Growth ETF” to “Polen 5Perspectives Small-Mid Growth ETF” and all references in the Prospectus and SAI are hereby changed to the new name as of that date. There have been no changes to the Fund’s investment objective or principal investment strategies in connection with the name change.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.